Exhibit 10.6

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE

SMART SAND, INC.

2012 EQUITY INCENTIVE PLAN

THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is made on the                      day of                     , 20         by and between Smart Sand, Inc., a Delaware corporation (the “Corporation”), and EMPLOYEE (the “Grantee”).

Background

A. The Corporation maintains the Smart Sand, Inc. 2012 Equity Incentive Plan, as amended to date (the “Plan”), for the benefit of its employees, directors and consultants. Except as otherwise specified herein or unless the context herein requires otherwise, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

B. The Plan permits awards of Restricted Stock subject to the terms of the Plan.

Agreement

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Grant of Shares. Subject to the terms and conditions hereof, the Corporation hereby agrees to grant to the Grantee, and the Grantee hereby agrees to accept from the Corporation,                     (    ) share of the Restricted Stock (the “Shares”). Subject to the terms and conditions hereof, and simultaneously with the execution of this Agreement, or as soon thereafter as is practicable (such date, the “Effective Date”), the Corporation will deliver to the Grantee a certificate(s) representing the Shares being granted to the Grantee in exchange for: (a) the Grantee’s delivering to the Corporation an executed Stockholder Rights Agreement or joinder thereto, as applicable; (b) the aggregate purchase price of the Shares, based on a per Share purchase price of $                    ; (c) an executed Market Standoff Agreement in the form of Exhibit A hereto (the “Market Standoff Agreement”); and (d) an irrevocable proxy in the form of Exhibit B hereto (the “Proxy”) pursuant to which the Grantee shall grant to the Chief Executive Officer of the Corporation or the Chief Executive Officer’s designee, the power to vote all Shares that are not “Vested Shares” (as hereinafter defined). Payment of the purchase price shall be by cash, or certified or bank check or such other consideration and method of payment as may be authorized by the Board pursuant to the Plan. The certificate(s) for the Shares shall be registered in the name of the Grantee and shall be legended as required under the Plan, this Agreement, the Market Standoff Agreement and/or applicable law. The term “Shares” refers to the Shares granted hereunder and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which the Grantee is entitled by reason of the Grantee’s ownership of the Shares.

2. Vesting of Shares.

(a) Vesting. The Shares being granted to the Grantee shall vest as follows:

(i)                     (        ) Shares on                     ;

(ii)                     (        ) Shares on                     ;

(iii)                     (        ) Shares on                     ; and

(iv)                     (        ) Shares on                      (in each such case, the “Vested Shares”).

(b) Vesting Upon Change of Control. Notwithstanding the vesting schedule set forth in Section 2(a), if a Change of Control involving the Corporation occurs prior to all of the Shares becoming Vested Shares, all of the Shares which have not theretofore become Vested Shares shall immediately and automatically become Vested Shares as of the effective date of the Change of Control.

3. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, the Grantee shall not sell, assign, transfer, encumber or dispose (collectively, “Transfer”) of any interest in Shares that are not Vested Shares. After any Shares have become Vested Shares, the Grantee shall not Transfer any interest in such Shares except in compliance with the terms and conditions of the Stockholder Rights Agreement or any other applicable Stockholders’ Agreement and applicable securities laws.

4. Repurchase Option.

(a) The occurrence of any of the following events shall be considered to be a “Terminating Event”:

(i) The death of the Grantee;

(ii) The disability of the Grantee;

(iii) The dissolution of the marriage of the Grantee, the legal separation between the Grantee and the Grantee’s spouse, or the execution of a property agreement between the Grantee and the Grantee’s spouse, under any of which events that Grantee’s spouse, or such spouse’s personal representative, heirs, distributes, beneficiaries, trustees or other successors become the owner of legal title to any of the Shares held by such Grantee (collectively, the “Stockholder’s Successors”);

(iv) The filing of a voluntary petition in bankruptcy for the Grantee, the adjudication of the Grantee as bankrupt, or an assignment for the benefit of the creditors of the Grantee;

(v) The attempted Transfer of all or any portion of Shares by a Grantee, other than as expressly permitted under this Agreement;

(vi) The Grantee’s ceasing to be employed by or actively engaged as a consultant to or director of the Corporation or an affiliate of the Corporation, as the term “affiliate” is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, including entities in which a majority-in-interest of the stockholders of the Corporation own a majority-in-interest (hereinafter, “Affiliates”);

(vii) a material breach by the Grantee of this Agreement, the Stockholder Rights Agreement, or any other Stockholders’ Agreement, in each case as determined by the Board in its sole and absolute discretion, which breach is not curable or, if curable, is not cured within thirty (30) days after notice of such breach from the Corporation to the Grantee; or

(viii) while employed by the Company or any of its Affiliates or within a period of twelve (12) months thereafter, a breach by the Grantee of that certain Employee Nondisclosure, Nonsolicitation, Noncompetition and Assignment Agreement or any similar agreement by and between the Grantee and the Corporation, in each case as determined by the Board in its sole and absolute discretion (a “Restrictive Covenant Breach”)

(b) Upon the occurrence of a Terminating Event, notwithstanding anything to the contrary in the Stockholder Rights Agreement or any other applicable Stockholders’ Agreement, including any rights of first refusal contained therein: (i) all or any portion of the Shares that are not Vested Shares (the “Unvested Shares”) held by the Grantee, shall thereupon be forfeited and automatically transferred to and reacquired by the Corporation at no cost to the Corporation; and (ii) the Corporation shall have the option (the “Option”), but not the requirement, to purchase all or any portion of the Shares that are Vested Shares owned by the Grantee or any party who acquires the Vested Shares from, by or through the Grantee, at the time of such Terminating Event, for the price and upon the terms and conditions specified in this Section 4. The Option shall be exercisable for a period of ninety (90) days from the later of the date of the Terminating Event, or the date on which the Corporation receives written notice of such Terminating Event. The Option shall be exercisable by providing the Grantee or any party who acquires the Vested Shares from, by or through the Grantee, as applicable, with written notice within such ninety (90) day period of the Corporation’s intention to exercise the Option, and the number of shares the Corporation elects to purchase.

(c) Notwithstanding anything to the contrary in this Agreement, the Corporation may assign any of its rights under this Section 4, provided that such assignee or assignees otherwise comply with the terms of this Agreement.

(d) In the event of a Terminating Event, the per share purchase price at which the Corporation or its assignee(s) shall have the option to purchase all or a portion of the Vested Shares owned by the Grantee or any party who acquires the Vested Shares from, by or through the Grantee, (the “Per Share Purchase Price”) will be the fair market value of a Share at the time of the Terminating Event; provided, however, that if the Terminating Event results from a Restrictive Covenant Breach, the Per Share Purchase Price shall be equal to the lesser of (i) the fair market value of a Share at the time of the Terminating Event or (ii) the amount, if any, paid by the Grantee in cash to the Corporation to purchase such Vested Shares. The fair market value of a Share at the time of a Terminating Event will be determined in good faith by the Corporation’s Board of Directors with the Grantee or and any designee of such person that is a member of the Corporation’s Board of Directors abstaining from any such determination).

(e) In the event of the purchase by the Corporation of Vested Shares of the Grantee or any party who acquires the Vested Shares from, by or through the Grantee upon a Terminating Event, the aggregate purchase price for such Vested Shares (the “Purchase Price”) shall be the Per Share Purchase Price multiplied by the number of Vested Shares being purchased by the Corporation. The Purchase Price may be paid (i) in cash; (ii) by offset of any obligation of the Grantee, or any party who acquires the Vested Shares from, by or through the Grantee, to the Corporation or its Affiliates; or (iii) pursuant to an unsecured, subordinated promissory note of the Corporation with a five-year term (or such longer period as may be required by any financing agreement to which the Corporation is a party) yielding the then-current rate of U.S. Treasury Notes with a comparable duration, subject to prepayment by the Corporation without penalty. Notwithstanding the foregoing, the Corporation will in no event be obligated to pay greater than $50,000 in any one year period under the above referenced promissory note(s). In the event that there is more than one stockholder of the Corporation to whom the Corporation is to pay the purchase price of the sort described in this Section 4 pursuant to other Restricted Stock Award Agreements or other similar agreements, and the total amount of purchase price to be paid in a year is in excess of the maximum stated above, then the Corporation shall make such payments pro rata to the Grantee or any party who acquires the Vested Shares from, by or through the Grantee, and such other stockholders of the Corporation based upon the relative proportions of purchase price to be paid to all such persons in such year. Any obligation to pay purchase price to such persons shall be extended and the Corporation shall not be in default on any such obligation so long as the Corporation continues to pay the maximum amount of purchase price required to be paid under this Section 4(e) to the Grantee, or any party who acquires the Vested Shares from, by or through the Grantee, and/or other stockholders of the Corporation. The payment of the Purchase Price payable to the Grantee, or any party who acquires the Vested Shares from, by or through the Grantee, shall be made not sooner than (A) the time, in the opinion of legal counsel for the Corporation, that the Grantee or any party who acquires the Vested Shares from, by or through the Grantee becomes capable of transferring to the Corporation or its assignee(s) full legal and equitable lien-free title to the Vested Shares, and (B) delivery to the Corporation of the certificates representing the Vested Shares properly endorsed in the manner required to transfer full legal and equitable lien-free title to those Vested Shares to the Corporation or its assignee(s).

(f) At the closing of the purchase of the Vested Shares, the Grantee , or any party who acquires the Vested Shares from, by or through the Grantee, as applicable, shall deliver to the Corporation a general release in form and substance satisfactory to the Corporation or its assignee(s), if applicable, and its or their counsel, releasing the Corporation and its assignee(s), if applicable, from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses arising prior to the date of such closing (other than the Corporation’s or its assignee’s or assignees’, if applicable, obligation to pay the full purchase price for the Vested Shares).

5. Escrow of Shares. For purposes of facilitating the enforcement of the provisions of Section 4 above, the Grantee agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an

Assignment Separate from Certificate in the form attached to this Agreement as Exhibit C executed by the Grantee, in blank, to the Secretary of the Corporation, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. The Grantee hereby acknowledges that the Secretary of the Corporation, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. The Grantee agrees that if the Secretary of the Corporation, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

6. Investment and Taxation Representations. In connection with the purchase of the Shares hereunder, the Grantee represents and warrants to the Corporation as follows:

(a) The Grantee is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Shares. The Grantee is purchasing these securities for investment for the Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. The Grantee does not have any present intention to transfer the Shares to any Person.

(b) The Grantee is an “accredited investor” as that term is defined in Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(c) The Grantee understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Grantee’s investment intent as expressed herein.

(d) The Grantee further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Grantee further acknowledges and understands that the Corporation is under no obligation to register the securities. The Grantee understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Corporation.

(e) The Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. The Grantee understands that the Corporation provides no assurances as to whether the Grantee will be able to resell any or all of the Shares pursuant to Rule 144, which rules requires, among other things, that the Corporation be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding the foregoing provisions of this Section 6(e), the Grantee acknowledges and agrees to the restrictions set forth in Section 6(f) hereof.

(f) The Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that Persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such Persons and their respective brokers who participate in such transactions do so at their own risk.

(g) The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted any tax consultants that the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Corporation for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH PLEDGE, HYPOTHECATION, SALE OR TRANSFER IS EXEMPT THEREFROM UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, REPURCHASE RIGHTS, AND/OR FORFEITURE

CONDITIONS AS SET FORTH IN THE SMART SAND, INC. 2012 EQUITY INCENTIVE PLAN, A RESTRICTED STOCK AWARD AGREEMENT, AND/OR A STOCKHOLDER RIGHTS (OR SIMILAR) AGREEMENT(S), COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND WILL BE FURNISHED UPON REQUEST TO THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.

(b) Stop-Transfer Notices. The Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Corporation, or a parent or subsidiary of the Corporation, to employ, engage, or terminate the Grantee, for any reason or for no reason at all, with or without cause.

9. Withholding. The Corporation reserves the right to withhold, in accordance with any applicable laws, from any consideration payable or property transferable to the Grantee any taxes required to be withheld by federal, state or local law as a result of the grant or the sale or other disposition of the Shares. Alternatively or if the amount of any consideration payable to the Grantee is insufficient to pay such taxes or if no consideration is payable to the Grantee, upon the request of the Corporation, the Grantee will pay to the Corporation an amount sufficient for the Corporation to satisfy any federal, state or local tax withholding requirements applicable to and as a condition to the grant or the sale or other disposition of the Shares. The minimum required withholding obligations may be settled with Vested Shares.

10. The Plan. The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Shares subject to all of the terms and provisions of the Plan, as amended from time to time. Pursuant to the Plan, the Board is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan with respect to the Shares or any Agreement related to such Shares.

11. Section 83(b) Election. The Grantee understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income for the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the vesting of the

Shares as set forth in Section 2 of this Agreement. The Grantee understands that the Grantee may elect to be taxed at the time the Shares are acquired, rather than when and as the restriction expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within thirty (30) days from the date of acquisition. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. The Grantee understands that failure to file such an election in a timely manner may result in adverse tax consequences for the Grantee. The Grantee further understands that an additional copy of such election form should be filed with the Grantee’s federal income tax return for the calendar year in which the date of this Agreement falls. The Grantee acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. The Grantee further acknowledges that the Corporation has directed the Grantee to seek independent advice regarding the applicable provisions of the Code, and the income tax laws of any municipality, state or foreign country in which the Grantee may reside.

The Grantee agrees that the Grantee will execute and deliver to the Corporation with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Exhibit D. The Grantee further agrees that the Grantee will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Exhibit E if the Grantee has indicated in the Acknowledgment its decision to make such an election.

12. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded, and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(f) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Corporation’s successors and assigns. The rights and obligations of the Grantee under this Agreement may only be assigned with the prior written consent of the Corporation.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the              day of                     , 2016.

SMART SAND, INC.

By:
Name:
Title:

EMPLOYEE

Signature

Address:

EXHIBIT A

MARKET STANDOFF AGREEMENT

UNDER SMART SAND, INC.

2012 EQUITY INCENTIVE PLAN

THIS MARKET STANDOFF AGREEMENT (this “Agreement”) is made as of the              day of                     , 20        , between Smart Sand, Inc. (the “Corporation”) and                      (the “Stockholder”).

Background

A. The Corporation maintains the Smart Sand, Inc. 2012 Equity Incentive Plan, as amended to date (the “Plan”), for the benefit of their employees, directors and consultants.

B. The Stockholder was awarded (i) an Option to purchase shares of the Corporation’s common stock, $0.001 par value per share, and/or (ii) shares of the Corporation’s Restricted Stock, pursuant to the terms of an Award Agreement and the Plan. Except as otherwise specified herein or unless the context herein requires otherwise, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

C. As a condition to the Stockholder’s exercise of the Option or purchase of the Restricted Stock, the Stockholder is required to enter into this Agreement with the Corporation.

Agreement

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Stockholder’s Covenant; Market Stand Off Agreement. The Stockholder hereby agrees that the Stockholder will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Corporation’s first underwritten public offering of its common stock under the Securities Act of 1933, as amended (the “Securities Act”, and such offering, an “IPO”) or other registration by the Corporation for its own behalf of shares of its common stock or any other equity securities under the Securities Act on a registration statement on Form S-1, or Form S-3, and ending on the date specified by the Corporation and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of an IPO, which period may be extended upon the request of the managing underwriter for an additional period of up to fifteen (15) days if the Corporation issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period), (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of the Corporation’s common stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for such common stock held immediately before the effective date of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 1 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Stockholder only if all officers, directors, and stockholders individually owning more than five percent (5%) of the Corporation’s outstanding common stock are subject to the same restrictions. The underwriters in connection with such registration are intended third party beneficiaries of this Section 1 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.

2. Other Agreements. The Stockholder agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation and/or the underwriters which are consistent with the provisions of Section 1 hereof. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Corporation or the underwriters shall apply pro rata to all stockholders of the Corporation subject to agreements such as this Agreement, based on the number of shares subject to such agreements.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Market Standoff Agreement as of the date first set forth above.

SMART SAND, INC.

By:
Name:
Title:

EMPLOYEE

Signature

Address:

EXHIBIT B

PROXY

The undersigned, as record holder of certain securities of Smart Sand, Inc. (the “Corporation”), hereby revokes any previous proxies and irrevocably appoints the Chief Executive Officer of the Corporation, or the Chief Executive Officer’s designee, as the undersigned’s proxy to attend all stockholders meetings and to vote, execute consents, and otherwise represent the undersigned’s Unvested Shares granted pursuant to that certain Restricted Stock Award Agreement dated                     , 20         between the Corporation and the undersigned (the “Restricted Stock Agreement”), in the same manner and with the same effect as if the undersigned were personally present at any such meeting or voting such Unvested Shares or personally acting on any matters submitted to stockholders for approval or consent. The proxy holder will have the full power of substitution and revocation.

This proxy is made pursuant to the Restricted Stock Agreement. Capitalized terms not otherwise defined in this Proxy have the definitions ascribed to them in the Restricted Stock Agreement.

This proxy is coupled with an interest and will be irrevocable until the date which is ten (10) years from the date hereof. Notwithstanding the period of irrevocability specified herein, this proxy will only be irrevocable to the extent required under the Restricted Stock Agreement and under applicable law.

THIS PROXY SHALL BE SIGNED EXACTLY AS THE STOCKHOLDER’S NAME APPEARS ON SUCH STOCKHOLDER’S STOCK CERTIFICATE. JOINT STOCKHOLDERS MUST EACH SIGN THIS PROXY. IF SIGNED BY AN ATTORNEY IN FACT, THE POWER OF ATTORNEY MUST BE ATTACHED HERETO.

Signature

Print Name

Date:                              , 20

Securities Information:

Certificate No.:

Initial Number of Shares:

EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between the undersigned (the “Grantee”) and Smart Sand, Inc. (the “Corporation”) dated                     , 20         (the “Agreement”), the Grantee hereby sells, assigns and transfers unto the Corporation                      shares of Common Stock of the Corporation, standing in Grantee’s name on the books of the Corporation and represented by Certificate No.         , and does hereby irrevocably constitute and appoint                                      to transfer said stock on the books of the Corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated:

Signature:

Print Name

Instructions: Please do not fill in any blanks other than the signature line and the print name line. The purpose of this assignment is to enable the Corporation to exercise its Option and other rights set forth in the Agreement without requiring additional signatures on the part of Grantee.

EXHIBIT D

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(b) ELECTION

The undersigned (which term includes the undersigned’s spouse, if applicable), a purchaser of                     (        ) shares of Common Stock of Smart Sand, Inc. (the “Corporation”) pursuant to a Restricted Stock Award Agreement, hereby states as follows:

1.	The undersigned has consulted, and has been fully advised by, the undersigned’s own tax advisor, , whose business address is , regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law.

2. The undersigned hereby states that the undersigned has decided [check as applicable]:

(a)	to make an election pursuant to Section 83(b) of the Code, and is submitting to the Corporation, together with the undersigned’s executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or

(b)	not to make an election pursuant to Section 83(b) of the Code.

3. Neither the Corporation nor any subsidiary or representative of the Corporation has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
Signature

Print Name

Date:
Signature of Spouse (if applicable)

Print Name

EXHIBIT E

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows:

( )	shares of Common Stock of Smart Sand, Inc., a Delaware corporation (the “Corporation”).

3.	The date on which the property was transferred is: , 20 .

4.	The property is subject to the following restrictions:

Repurchase option at cost in favor of the Corporation at any time after a breach or termination of employment subject to a vesting schedule and further subject to immediate vesting upon a change of control.

5.	The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.	The amount (if any) paid for such property: $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

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